UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AIRSHIP AI HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AIRSHIP AI HOLDINGS, INC.

8210 154th Ave NE

Redmond, WA 98052

[●], 2026

Dear Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Airship AI Holdings, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 17, 2026, at 1:30 p.m., Pacific time. This year’s Annual Meeting will be a completely virtual meeting and will be conducted via live webcast on the Internet, providing a consistent experience to all stockholders regardless of location.

You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.[●]. There will not be a physical meeting and you will not be able to attend the Annual Meeting in person. The Company believes that a virtual stockholder meeting provides greater access to those who may want to attend and therefore has chosen this over an in-person meeting.

Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. As permitted by SEC rules, we are furnishing our proxy materials primarily over the Internet and are mailing a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the proxy materials and vote. I encourage you to read the materials carefully and vote promptly.

Stockholders of record as of the close of business on November 3, 2026 are entitled to notice of, and are cordially invited to, attend this virtual Annual Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or, if you requested printed proxy materials, by mail, even if you plan to attend the meeting online.

Thank you for being an Airship AI stockholder. We hope you will plan to join us at the virtual meeting.

By order of the Board of Directors,

Victor Huang
Chairman and Chief Executive Officer

Redmond, Washington

[●], 2026

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AIRSHIP AI HOLDINGS, INC.

8210 154th Ave NE

Redmond, WA 98052

Notice of the 2026 Annual Meeting of Stockholders

Date:	Thursday, December 17, 2026
Time:	1:30 p.m., Pacific time
Location:	Via live webcast at www.[●]

Proposals:

1. To elect five (5) nominees to serve on the Board of Directors of the Company (the “Board”) until the 2027 Annual Meeting of Stockholders;

2. To ratify the appointment of BPM LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. To approve the reincorporation of the Company from the State of Delaware to the State of Nevada, by means of a plan of conversion (the “Plan of Conversion”), in substantially the form attached to the accompanying Proxy Statement as Annex A, pursuant to Section 266 of the Delaware General Corporation Law and Chapter 92A of the Nevada Revised Statutes, including approval of the Plan of Conversion and the Articles of Incorporation and the Bylaws of Airship AI Holdings, Inc. as a Nevada corporation, in substantially the forms attached to the accompanying Proxy Statement as Annex B and Annex C, respectively (collectively, the “Reincorporation Documents”); and

4. To transact such other business that may properly come before the Annual Meeting and at any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” each of the nominees named in Proposal No. 1 and “FOR” Proposals No. 2 and 3.
Who Can Vote:	Stockholders of record at the close of business on November 3, 2026.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The attached Proxy Statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.[●]. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2025.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail. Voting instructions are printed on your Notice of Internet Availability of Proxy Materials, on your proxy card (if you received a printed copy of the proxy materials) or on the instructions that accompanied your proxy materials to join the Annual Meeting. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

Victor Huang
Chairman and Chief Executive Officer

Redmond, Washington

[●], 2026

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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AIRSHIP AI HOLDINGS, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

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PROXY STATEMENT

FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

OF

AIRSHIP AI HOLDINGS, INC.

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board’s solicitation of proxies for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournments or postponements thereof. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, on or about [●], 2026, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the record date identified below, and brokers, banks and other nominees will forward the Notice to beneficial owners as of the record date identified below on or about [●], 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2026: This Proxy Statement, the form of proxy card and our 2025 Annual Report on Form 10-K are available at www.[●] and on our website at www.airship.ai.

In this Proxy Statement, the terms the “Company,” “Airship AI,” “we,” “us,” and “our” refer to Airship AI Holdings, Inc. and its subsidiaries, including Airship AI, Inc., a Washington corporation (“Airship”). The mailing address of our principal executive offices is 8210 154th Ave NE, Redmond, WA 98052, and our telephone number is (877) 462-4250.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. The Notice is being provided in accordance with the SEC rules and contains instructions on how to access our proxy materials and vote. The Notice is not a form for voting and presents only an overview of the more complete proxy materials. Stockholders may request a printed copy of the proxy materials for the Annual Meeting, free of charge, by visiting www.[●], calling toll-free [●] or sending an e-mail to [●]. To facilitate timely delivery, please make your request on or before [●], 2026. Stockholders may also request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual and special meetings of stockholders.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By submitting your proxy via the Internet or telephone or, if you requested printed proxy materials, by completing and returning the proxy card, you are giving Victor Huang, the Company’s Chief Executive Officer, and Mark E. Scott, the Company’s Chief Financial Officer, or either of them, the authority to vote your shares in the manner you indicate.

Why did I receive more than one Notice or proxy card?

You will receive multiple Notices or proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your Notice or other voting information from your broker. To ensure all of your shares are voted, you should vote using the control number on each Notice or proxy card you receive.

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How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a stockholder of the Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on December 17, 2026 at 1:30 p.m., Pacific time, via live webcast through the following link: www.[●]. You will need the 16-digit control number provided  in the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may virtually attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.[●] and using your 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m., Pacific time. Online check-in will begin at 1:15 p.m., Pacific time, and you should allow ample time for check-in procedures.

Even if you plan to attend the Annual Meeting virtually, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting this year is in the best interests of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Annual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

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Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Annual Meeting”.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company as of the close of business on our record date of November 3, 2026 (the “Record Date”).

How many shares of Common Stock may vote at the Annual Meeting?

As of the close of business on November 3, 2026, the Record Date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 34,439,562 shares of our common stock, par value $0.0001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by phone or Internet by following the instructions in the Notice or, if you requested printed proxy materials, by completing, signing, dating and mailing your proxy card in accordance with the instructions on the proxy card. Please refer to the specific instructions set forth in the proxy materials made available with this Proxy Statement. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with a Notice or voting instruction form and instructions for voting your shares.

Electronically at the Meeting

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.[●]. To participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet at www.[●] or telephone by call toll-free [●] in the United States or [●] from foreign countries and following  the instructions. Have your proxy card available when you call.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.[●]) or telephone as detailed above and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on December 16, 2026. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting.

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If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of Proxy

You may revoke your proxy by (1) entering a new vote over the Internet or via telephone using the instructions in the Notice or, if you requested printed proxy materials, by submitting a later-dated proxy card by mail, in each case before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our Corporate Secretary at Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them for instructions regarding how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are my choices when voting?

With respect to the election of directors, you may vote for all of the director nominees, or your vote may be withheld with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 22.

In addition, you may vote for or against, or abstain from voting on, the ratification of the appointment of BPM LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  The proposal related to the ratification of the Company’s independent registered public accounting firm is described in this Proxy Statement beginning on page 23.

Finally, you may vote for or against, or abstain from voting on, the proposed reincorporation of the Company from Delaware to Nevada. The proposal related to reincorporation of the Company from Delaware to Nevada is described in this Proxy Statement beginning on page 25.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all five (5) nominees to serve on the Board of Directors until the 2027 Annual Meeting of Stockholders.

Proposal 2 —	FOR the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3 —	FOR the reincorporation of the Company from the State of Delaware to the State of Nevada, including approval of the Nevada Articles and Nevada Bylaws.

Quorum

The presence at the meeting, in person or by proxy, of the holders of one-third (1/3) of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business.

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Votes of stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is a Broker Non-Vote?

If your shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your shares how to vote your shares. If you do not provide voting instructions to your broker on “routine” proposals, your broker may vote your shares on those proposals in their discretion. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposal No. 1  and Proposal No. 3 are considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal No. 1 and Proposal No. 3. Conversely, Proposal No. 2 is considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: To elect five (5) directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to prior death, resignation or removal.

	A plurality of the votes of the shares present or represented by proxy and entitled to vote on the election of directors is required to elect the nominees as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2) / None

Proposal No. 2: To ratify the appointment of our independent registered public accounting firm.	The affirmative vote of the holders of a majority of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(3)	Yes(4) / N/A (as a routine matter there are no broker non-votes)

Proposal No. 3: To reincorporate the Company from the State of Delaware to the State of Nevada.	The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock, entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(3)	No / Against(5)

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(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)

As this proposal is considered a non-routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

(3)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.
(4)

As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, as such we do not expect to receive any “broker-non-votes.”

(5)

As this proposal is considered a non-routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non-votes will have the effect of a vote “AGAINST” this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then your vote would be a broker non-vote and governed under the provisions described above under “What is a Broker Non-Vote?”.

Can I change my vote after I have submitted my proxy?

You may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

•

By voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or, if you requested printed proxy materials, by signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

•	By attending the virtual Annual Meeting and voting your shares online during the meeting.

Who will count the votes?

A representative of Broadridge will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

We will pay all expenses of preparing, printing and mailing the Notice and proxy materials and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of the Notice and proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (877) 462-4250.

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DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth, as of November 3, 2026, the name, age, position and certain information of each executive officer and director and the tenure in office of each director of the Company.

Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Name	Age	Position
Victor Huang	57	Chief Executive Officer, Chairman of the Board and Director
Derek Xu	69	Chief Operating Officer and Director(1)
Paul Allen	57	President
Mark E. Scott	73	Chief Financial Officer, Secretary and Treasurer; Director Nominee
Yanda Ma	47	Chief Technology Officer
Peeyush Ranjan	52	Director(1)
Louis Lebedin	68	Director
Amit Mital	57	Director
_____________	__	Director Nominee

(1)	The terms of Messrs. Xu and Ranjan as directors will end at the Annual Meeting.

Set forth below is information regarding our directors and executive officers.

Victor Huang joined Airship as its first employee in October 2004. Mr. Huang has served as our Chief Executive Officer and Chairman of the Board since December 2023. He has served as Airship’s Chief Executive Officer since April 2007 and a member of its Board of Directors since March 2005 and as its Chairman of the Board beginning in January 2012. From June 1996 to September 2004, Mr. Huang was an independent trader and investor. From January 1992 to June 1996, Mr. Huang worked at Smith Barney as a financial consultant. Mr. Huang attended University of Washington where he studied business administration. Mr. Huang is our founder and was appointed a director due to the perspective and experience he brings as an investor, Chairman, Chief Executive Officer and one of our largest stockholders.

Derek Xu is a co-founder of Airship. Mr. Xu has served as our Chief Operating Officer and a member of the Board since December 2023. He previously served as Secretary and Treasurer of the Company from December 2023 until January 2025. He has served as Airship’s Chief Operating Officer since March 2022 and as a member of its Board of Directors since the incorporation of Airship in 2003. Mr. Xu previously served as Airship’s Secretary and Treasurer. Mr. Xu also previously served as Airship’s Chief Technology Officer from April 2007. Prior to 2003, Mr. Xu co-founded and sold his Web service company that provided eCommerce solutions for small businesses. Before that, Mr. Xu worked in leadership positions at various tech companies where he helped develop and launch several Web based products for financial institutions. Mr. Xu holds a Ph.D. degree in Geophysics from University of Washington.

Paul Allen has served as our President since December 2023. He has served as Airship’s President since 2019. Mr. Allen joined Airship as the Director of Business Development in 2015 and was promoted to Vice President of Sales in 2017 before being promoted to President in 2019. Prior to joining Airship, Mr. Allen was partner at a boutique firm in Northern Virginia, providing technical goods and services to the U.S. Government and Department of Defense, which he left following a successful private acquisition. Mr. Allen previously spent 14 years with IBM, leaving as a Business Unit Executive in their partner channel organization to pursue a career in direct support of the U.S. Government and Department of Defense. Mr. Allen retired from the U.S. Army 1st Special Forces Command in 2021 with over 28 years of service, the majority of which he spent in the U.S. Army Special Forces as a Green Beret, retiring as the 3rd Battalion 20th Special Forces Group (National Guard) Senior Warrant Officer at the rank of Chief Warrant Officer 3 (CW3). Mr. Allen holds a bachelor’s degree in Strategic Studies & Defense Analysis from Norwich University.

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Yanda Ma has served as our Chief Technology Officer since December 2023. He has served as Airship’s Chief Technology Officer since March 2022. Previously, Mr. Ma was Airship’s Vice President Engineering, a position he held from 2005. His primary role is aligning the direction of engineering and product development to the strategic goals of Airship AI. To that end, over the years Mr. Ma has developed multiple evolutions of Airship AI’s product offerings from introducing Airship Enterprise Management, re-focusing with a government specific surveillance solution, delivering innovative edge solutions such as Nexus Outpost and creating value-add through end-to-end solution sets. Mr. Ma holds a bachelor’s degree in EECS from U.C. Berkeley. He has over twenty years of technology leadership experience in the streaming video and security industries and has been awarded multiple patents for key technologies he has helped develop over the course of his career.

Mark E. Scott has served as our Chief Financial Officer since March 2024 and as our Secretary and Treasurer since January 1, 2025. Prior to that, he served as Interim Chief Financial Officer of Airship from November 2021 and as a consultant from February 2021 to November 2021. From 2017 to 2024, Mr. Scott served as a consultant and Chief Financial Officer for Valterra Partners LLC, a private equity firm. Mr. Scott is a certified public accountant and received a Bachelor of Arts in Accounting from the University of Washington. Mr. Scott was nominated as a director due to his significant financial, SEC and merger and acquisition experience in public and private companies.

Peeyush Ranjan has served as a member of the Board since December 2023. From 2017 to March 2025 and from 2006-2015, Mr. Ranjan has served as VP, Director or Manager of Engineering at Google, a technology services firm. From 2015 to 2016, he was CTO of Flipkart, an e-commerce services company based in India, and a VP of Engineering at Airbnb. Previously, he was part of engineering teams at Consera Technologies, Hewlett Packard, Infospace, Inc. and Microsoft. He holds a B.Tech. degree in Computer Science from IIT Kharagpur, an M.S. in Computer Science from Purdue University and an M.B.A. in Technology Management from University of Washington.

Louis Lebedin has served as a member of the Board since March 2021. Mr. Lebedin has over 25 years of banking experience with a proven track record of building and leading a world class business. From 2017 to 2019, Mr. Lebedin served as an advisor to Unio Capital LLC, an asset management firm, responsible for product development. From 2006 to 2012, Mr. Lebedin was global head of JP Morgan’s prime brokerage business, a leading provider of clearing and financing services for equity and fixed income hedge funds. He was responsible for defining and executing the strategy for the business, to expand its market share while continuing to meet the evolving needs of its hedge fund clients. From 2008 to 2012, Mr. Lebedin served on JP Morgan Clearing Corp.’s Operations Committee and the Equities Division’s Executive Committee. From 2001 to 2005, Mr. Lebedin was the chief operating officer and chief financial officer of Bear Stearns’s Global Clearing Services division. Mr. Lebedin joined the Clearance Division in 1988 assuming the role of controller before being promoted to chief financial officer in 1996. From 1980 to 1987, he worked at Coopers & Lybrand, rising to the level of audit manager specializing in financial services. Mr. Lebedin holds a B.S. in accounting from Syracuse University, and he earned his CPA license in 1982. Mr. Lebedin was appointed a director based on his extensive banking and business experience.

Amit Mital has served as a member of the Board since December 2023. Mr. Mital has over two decades of experience in the tech field and currently serves as CEO and founder of Kernel Labs, which focuses on machine learning, virtual reality and cybersecurity, a position he also held from 2018 to 2021. From 2021 to 2022, Mr. Mital was on the National Security Council (NSC) as the senior director for cybersecurity strategy and policy and also served in the White House as a special assistant to the President. Before Kernel Labs, Mr. Mital was chief technology officer at Symantec Corporation, where he oversaw technology strategy for the cybersecurity company from 2013-2015. While at Kernel Labs, Mr. Mital was also co-founder and chairman of the blockchain-based distributed identification platform Trusted Key, which was later acquired by Workday. Mr. Mital’s longest-tenured job came at Microsoft, where he worked as a corporate vice president for 20 years, and as a general manager concurrently for seven years. Mr. Mital holds a Master of Science degree in Engineering from Dartmouth College. Mr. Mital was appointed a director based on his executive leadership experience in the technology industry and his senior leadership experience in United States Government, as well as being a cybersecurity industry veteran.

Term of Office

Our directors currently have terms which will end at our next annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board.

Family Relationship

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

12

CORPORATE GOVERNANCE

Our Board’s Role in Risk Oversight

Our Board oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve our objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members will attend our annual meetings of stockholders in the absence of a showing of good cause for failure to do so.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

Nasdaq rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Following the Annual Meeting, assuming the election of all nominees, the Board will consist of five (5) directors, three (3) of whom, namely Louis Lebedin, Amit Mital and _________, the Board has determined are independent within the meaning of the Nasdaq listing standards and applicable SEC rules.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Other than the nominating and corporate governance committee, each committee is comprised only of members who meet the independence requirements of the Exchange Act and Nasdaq rules and each with its own charter approved by the Board. Each committee’s charter is available on our website at www.airship.ai. In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

Our audit committee currently consists of Amit Mital, Peeyush Ranjan and Louis Lebedin, with Mr. Mital serving as the chairperson. Effective immediately following the Annual Meeting, and assuming their election, the audit committee will consist of Amit Mital, Louis Lebedin and __________, with Mr. Mital continuing to serve as chairperson. Our Board has determined that Mr. Lebedin qualifies as an “audit committee financial expert” as defined by applicable SEC rules.

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The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. The audit committee is generally responsible for, among other things:

•	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

•	reviewing with the independent auditors any audit problems or difficulties and management’s response;

•	discussing the annual audited financial statements with management and the independent auditors;

•	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

•	reviewing and approving all proposed related party transactions as defined by applicable law or Nasdaq listing requirements;

•	meeting separately and periodically with management and the independent auditors; and

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee

Our compensation committee currently consists of Louis Lebedin, Peeyush Ranjan and Amit Mital, with Mr. Lebedin serving as the chairperson. Effective immediately following the Annual Meeting, and assuming their election, the compensation committee will consist of Louis Lebedin, Amit Mital and _________, with Mr. Lebedin continuing to serve as chairperson. The members of the compensation committee are also “non-employee directors” within the meaning of Section 16 of the Exchange Act.

The compensation committee is generally responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. The compensation committee is generally responsible for, among other things:

•

reviewing and approving the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluating the chief executive officer’s performance, and determining and approving the chief executive officer’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all other executive officers;

•

reviewing, approving and recommending incentive compensation plans and equity-based plans to the Board and stockholders of the Company for approval, and administering the Company’s incentive compensation plans, equity-based plans and the clawback policy;

•	reviewing, approving and recommending employment agreements and severance arrangements or plans to the Board for approval;

•	reviewing all director compensation and benefits for service on the Board and Board committees, and recommending any changes to the Board as necessary; and

•	overseeing, in conjunction with the nominating and corporate governance committee, engagement with stockholders and proxy advisory firms on executive compensation matters.

14

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Peeyush Ranjan, Amit Mital and Victor Huang, with Mr. Ranjan serving as the chairperson. Effective immediately following the Annual Meeting, and assuming their election, the nominating and corporate governance committee will consist of Victor Huang, Louis Lebedin and Amit Mital, with Mr. Huang serving as the chairperson.

The nominating and corporate governance committee is generally responsible for identifying and proposing new potential director nominees to the Board for consideration and for reviewing our corporate governance policies. The nominating and corporate governance committee is generally responsible for, among other things:

•

determining the qualifications, qualities, skills, and other expertise required to be a director, and developing and recommending to the Board the criteria to be considered in selecting director nominees for the Board’s approval;

•	identifying and screening individuals qualified to become members of the Board, and considering any director candidates recommended by the Company’s stockholders;

•	selecting and approving the director nominees to be submitted to a stockholder vote at the stockholders’ annual meeting, subject to approval by the Board;

•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing these principles and recommending any changes to the Board;

•

overseeing the Company’s corporate governance practices and procedures, including identifying best practices, and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

•

reviewing the Board’s committee structure and composition and to make recommendations to the Board annually regarding the appointment of directors to serve as members of each committee and committee chairpersons;

•

if a vacancy on the Board and/or any Board committee occurs, identifying and making recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board;

•

developing and overseeing a Company orientation program for new directors and a continuing education program for current directors, periodically reviewing these programs and updating them as necessary;

•	reviewing and discussing with management disclosure of the Company’s corporate governance practices;

•

developing and recommending to the Board for approval an officer succession plan, to review such succession plan periodically with the chief executive officer, developing and evaluating potential candidates for executive positions, and recommending to the Board any changes to and any candidates for succession under the succession plan.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be received in writing to our Company not later than the close of business ninety (90) days nor earlier than the close of business one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, such writing shall be received by the Secretary of the Corporation not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company. In addition, a stockholder furnishing such notice must be a holder of record on both the date of delivering such notice and at the time of the meeting and is entitled to vote at such meeting.

15

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of ethics is available on our website at www.airship.ai. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity, one of whose executive officers served as a member of our board of directors or compensation committee.

Communication with Our Board of Directors

Our stockholders and other interested parties may communicate with our Board by sending written communication in an envelope addressed to “Board of Directors” in care of the Secretary, 8210 154th Ave NE, Redmond, WA 98052.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of December 31, 2025, our executive officers, directors and 10% holders complied with all filing requirements.

Insider Trading Policy; Anti-Hedging and Anti-Pledging

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that includes restrictions and limitations on the ability of the Company’s directors, officers and other employees to engage in transactions involving the hedging and pledging of Company stock. Under the policy, hedging or monetization transactions, such as collars, forward sale contracts, equity swaps, puts, calls, forwards and other derivative instruments, which allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own Company stock without the full risks and rewards of ownership, are prohibited. In addition, the policy addresses the practices of holding Company stock in a margin account, under which the securities may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and of pledging Company stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Securities held in a margin account or pledged as collateral may not exceed 25% of the total number of shares owned by the employee or director.

16

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our next two other most highly compensated executive officers who earned more than $100,000 and were serving as executive officers as of December 31, 2025 or 2024 (our “named executive officers”) for services rendered in all capacities during the fiscal years ended December 31, 2025 and 2024, respectively.

Summary Compensation Table – Years Ended December 31, 2025 and 2024

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and 2024:

					Non-Equity
					Incentive
				Stock	Plan	Option	Other
		Salary	Bonus	Awards	Compensation	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Victor Huang, Chief Executive Officer, Chairman of the Board and Director	31-12-2025	$397,266	$-	$-	$-	$66,390	$21,511	$485,167
	31-12-2024	$408,717	$-	$-	$284,478	$49,464	$11,584	$754,243

Derek Xu, Chief Operating Officer and Director	31-12-2025	$388,000	$-	$-	$-	$66,390	$-	$454,390
	31-12-2024	$388,000	$-	$-	$-	$49,464	$328	$437,792

Paul Allen, President	31-12-2025	$319,000	$-	$-	$-	$296,053	$-	$615,053
	31-12-2024	$320,875	$-	$-	$-	$49,464	$-	$370,339

Mark E. Scott, Chief Financial Officer, Secretary and Treasurer	31-12-2025	$244,167	$30,000	$-	$-	$105,168	$-	$379,335
	31-12-2024	$266,699	$50,000	$-	$-	$85,691	$-	$402,390

Outstanding Equity Awards as of the Years Ended December 31, 2025 and 2024

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025 and 2024.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexerciseable	Price	Expiration
Name	(#)	(#)	($)	Date
Victor Huang	1,749,335	-	$0.12	1/15//2032
	37,500	62,500	$2.86	16-08-2034
	6,250	43,750	$4.25	03-09-2035
Victor Huang- SARS	1,758,105	-	$0.12	16-02-2032

Derek Xu	37,500	62,500	$2.86	16-08-2034
	6,250	43,750	$4.25	03-09-2035

Paul Allen	835,058	-	$0.57	15-01-2032
	56,250	93,750	$2.86	16-08-2034
	100,000	-	$3.27	04-03-2035
	175,000	125,000	$3.27	04-03-2035
	6,250	43,750	$4.25	03-09-2035

Mark E. Scott	25,000	-	$1.49	01-03-2034
	31,250	68,750	$2.86	16-08-2034
	7,500	22,500	$3.27	04-03-2035
	6,250	43,750	$4.25	03-09-2035

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Executive Compensation Arrangements

Other than the annual compensation, bonus and equity incentive awards described above and below, the Company has no other executive compensation, change in control or similar agreements or arrangements.

On March 4, 2025, the Company entered into an employment agreement with Paul Allen to serve as its President, which provides for a base salary of $350,000. The term of the employment agreement is for a period of three years, which will be automatically extended for additional one-year periods unless either party gives the other party written notice of such party’s decision not to renew the term at least 90 days prior to the end of the initial three-year term or any renewal term  Mr. Allen is also eligible to participate in annual performance-based bonus programs established from time to time by the Board, subject to the achievement by Mr. Allen and the Company of the applicable performance criteria set forth in the employment agreement and established for Mr. Allen by the Board. The employment agreement is terminable by either party at any time. In the event of termination by us without cause or by Mr. Allen for good reason, as those terms are defined in the employment agreement, he is entitled to three months’ severance. In connection with entering into the employment agreement, Mr. Allen was granted ten-year options under our 2023 Equity Incentive Plan to purchase 100,000 shares of our common stock, which options vest immediately, at an exercise price equal to $3.27, being the fair market value on the date of grant.  Mr. Allen was also granted ten-year options under the Plan to purchase 300,000 shares of our common stock, which options vest quarterly over four years, at an exercise price equal to $3.27, being the fair market value on the date of grant.

On March 1, 2024, the Company entered into an employment agreement with Mark E. Scott, the Company’s Chief Financial Officer, which provides for a base salary of $250,000 annually. Mr. Scott is also eligible to participate in annual performance-based bonus programs established by the Board or Compensation Committee, subject to the achievement of applicable performance criteria established by the Board or Compensation Committee, which shall be determined in good faith by the Board or Compensation Committee. In the event of termination by us without cause or by Mr. Scott for good reason, as those terms are defined in the employment agreement, he is entitled to three months’ severance. Mr. Scott was also granted options to purchase up to twenty five thousand (25,000) shares of common stock with an exercise price equal to $1.49, which options vested in full on the date of issuance.

On April 20, 2026, the Company entered into an employment agreement with Yanda Ma, the Company’s Chief Technology Officer, which provides for a base salary of $300,000 annually. The initial term of the employment agreement is three years, and it will automatically extend for additional one-year periods unless either party gives the other party written notice of non-renewal at least 90 days prior to the end of the then-current term. Mr. Ma is also eligible to participate in annual performance-based bonus programs established by the Board or Compensation Committee, subject to the achievement of applicable performance criteria established by the Board or Compensation Committee, which shall be determined in good faith by the Board or Compensation Committee. In the event of termination by us without cause or by Mr. Ma for good reason, as those terms are defined in the employment agreement, he is entitled to three months’ severance, plus a pro-rated portion of any earned bonus. Mr. Ma is subject to a 6 month post-termination non-competition and non-solicitation covenants. Mr. Ma was granted ten-year options under our 2023 Equity Incentive Plan to purchase 400,000 shares of our common stock, at an exercise price equal to $2.49, being the fair market value on the date of grant, which options vest quarterly over four years.

Equity Incentive Plans

The Company maintains the Airship AI Holdings, Inc. Amended and Restated 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan was originally adopted by the Board on December 4, 2023 and approved by stockholders on December 19, 2023, and was amended and restated, with stockholder approval at the annual meeting of stockholders held on December 11, 2025, to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares to 7,068,009 shares. The number of shares reserved under the 2023 Plan automatically increases on January 1 of each year through January 1, 2033 by an amount equal to 2.0% of the shares of common stock outstanding on December 31 of the preceding year, unless the Board approves a lesser increase. As of September 30, 2026, 4,200,205 shares of common stock remained available for future grant under the 2023 Plan.

Related to the Share Exchange Agreement with Supersimple AI, Inc., on February 17, 2022, our board of directors approved the 2022 Combined Incentive and Non-Qualified Stock Option Plan (the “2022 Plan”). The 2022 Plan is no longer available for use for the grant of future awards. The 2022 Plan continues to govern the terms of awards that have been granted under the 2022 Plan.

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Stock Appreciation Rights Plan

Related to the Share Exchange Agreement with Supersimple AI, Inc., on February 17, 2022, our board of directors approved the 2022 Stock Appreciation Rights Plan (the “SAR Plan”) to issue a maximum of 1,500,000, which was later adjusted to 2,637,150 stock appreciation rights (“SARs”).

As of December 31, 2025, there were 1,758,105 SARs outstanding with a base value of $0.12 and January 2032 expiration.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

We maintain a 401(k) plan and/or other health and welfare benefit plans in which our named executive officers are eligible to participate.

Potential Payments upon Termination or Change in Control

As of December 31, 2025, other than the annual compensation, bonus and equity incentive awards described above and below, the Company has no other executive compensation, change in control or similar agreements or arrangements.

Compensation of Directors

We primarily use monthly fees and stock option grants to attract and retain qualified candidates to serve on the Board. This compensation reflected the financial condition of the Company. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by our members of the Board. During the year ended December 31, 2025, Victor Huang and Derek Xu did not receive any compensation for their services as directors. The compensation disclosed in the “Summary Compensation Table” above represents the total compensation for Mr. Huang and Mr. Xu.

Our independent non-employee directors are compensated in cash and stock option grants. There is no formal stock compensation plan for independent non-employee directors. Our non-employee directors received the following compensation during the year ended December 31, 2025:

				Non-Equity	Non-Qualified
	Fees Earned			Incentive	Deferred
	or Paid in			Plan	Compensation	Other
	Cash	Stock	Option	Compensation	Earnings	Compensation
Name	$	Awards	Awards (1)	($)	$	($)	Total
Peeyush Ranjan	$60,000	-	$54,172	-	-	-	$114,172
Louis Lebedin	$-	-	$47,502	-	-	-	$47,502
Amit Mital	$-	-	$67,281	-	-	-	$67,281

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 3, 2026 for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Percentage of beneficial ownership of common stock is based on 34,439,562 shares of common stock outstanding as of November 3, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to, or the power to receive the economic benefit of ownership of, the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that the person has the right to acquire within 60 days of November 3, 2026 are included, including through the exercise of any option or other right or the conversion of any other security. However, these shares are not included in the computation of the percentage ownership of any other person. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our shares beneficially owned by them.

	Common Stock Beneficially Owned
Name of Beneficial Owner (1)	Shares	%
Directors and Named Executive Officers-
Victor Huang (2)	8,902,598	22.4%
Derek Xu (3)	6,639,746	18.5%
Paul Allen (4)	1,329,318	3.7%
Mark E. Scott (5)	163,327	*
Yanda Ma (6)	655,506	1.9%
Peeyush Ranjan (7)	197,826	*
Louis Lebedin (8)	255,873	*
Amit Mital (9)	207,137	*
Total Directors and Officers (8 in total)	18,351,331	42.3%
Armistice Capital Master Fund LLC (10)	2,702,702	7.3%

____________

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the directors and executive officers of is c/o Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052.

(2)

Includes (i) shares owned by Mr. Huang and Airship Kirkland Family LP, over which Mr. Huang has voting and dispositive power, (ii) 1,691,076 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock, (iii) 1,821,210 shares of common stock subject to options exercisable within 60 days, and (iv) 1,758,105 shares of common stock subject to stock appreciation rights. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the merger agreement, dated as of June 27, 2023, as amended (the “Merger Agreement”), by and among BYTE Acquisition Corp., Airship AI and the other parties named therein.

(3)

Includes (i) shares owned by Mr. Xu and Airship Redmond Family LP, over which Mr. Xu has voting and dispositive power, (ii) 1,344,951 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock exercisable within 60 days and (iii) 71,875 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(4)

Includes 1,177,370 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(5)

Includes 119,375 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(6)

Includes 385,506 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(7)

Includes 188,059 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(8)	Includes 155,873 shares of common stock subject to options exercisable within 60 days.

(9)

Includes 195,856 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(10)

Includes (i) shares owned by Armistice Master Capital Fund LLC, over which Armistice has voting and dispositive power, and (ii) 2,702,702 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock.

20

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Advances

In the year ended December 31, 2023, Mr. Huang and Mr. Xu advanced Airship AI a total of $1,350,000 and were repaid a total of $200,000, with $1,750,000 recorded as advances from founders as of December 31, 2023. As of January 1, 2024, advances due to founders totaled $1,750,000. During 2024, Mr. Huang and Mr. Xu advanced Airship AI $2,100,000 and were repaid $2,550,000, with $1,300,000 recorded as advances from founders as of December 31, 2024. During 2025, Mr. Huang and Mr. Xu were repaid $650,000 each, with $0 recorded as advances from founders as of June 30, 2025. The outstanding advances as of December 31, 2024 were non-interest bearing and the Company paid the balance off as of June 30, 2025.

Master Loan Agreement with Victor Huang

On September 27, 2024, the Company entered into a master loan agreement with Mr. Huang, whereby he may provide additional funding of up to $1,500,000 under certain terms and conditions. The agreement provides for interest of 6%. The Company agreed to pay interest for the 2024 advances of $11,913 and issued warrants to purchase up to 220,000 shares of common stock. The warrants have an exercise price of $2.36 per share, are exercisable immediately upon issuance and will expire in five years following the date of issuance. The $284,478 fair value of the warrant is recorded in permanent equity in the consolidated balance sheets and was fully expensed on the date of grant. There are no outstanding advances under the master loan agreement as of December 31, 2024. The master loan agreement was terminated September 2, 2025.

Warrants to Purchase Common Stock

On May 8, 2023, Airship AI issued warrants to purchase 1,344,951 shares of common stock to each of Victor Huang and Derek Xu. The warrants were valued at $2,136,115 based on the exercise price of $1.77, the fair market stock price of $1.89, a five year term, a volatility of 39.4% and interest of 3.41%. The warrants were recorded as stock-based compensation expense and as additional paid in capital. All warrants are fully vested as they were issued for services performed.

Indemnification

The Company’s charter and bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Company has entered into indemnification agreements with its directors and executive officers.

Policies and Procedures for Related Persons Transactions

Pursuant to its Audit Committee charter, the Audit Committee will have the responsibility to review related party transactions. A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000 (or, for so long as we remain a “smaller reporting company” the lesser of (i) $120,000 and (ii) 1% of our average total assets of the two completed fiscal years), and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or directors;

•	any person who is known by the Company to be the beneficial owner of more than 5% of the Company voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of the Company’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Company’s voting stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors be independent. For a description of the director independence, see “Directors and Executive Officers” for additional information.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Currently, the Board consists of five (5) directors. Derek Xu and Peeyush Ranjan have informed the Board that they will not stand for re-election at the Annual Meeting, and their terms will end at the Annual Meeting. Their decisions not to stand for re-election were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Upon the recommendation of the nominating and corporate governance committee and the independent members of the Board, the Board has nominated Victor Huang, Louis Lebedin and Amit Mital, each of whom is currently a director, and Mark E. Scott, the Company’s Chief Financial Officer, and __________ for election at the Annual Meeting. If elected, each of the director nominees will serve on the Board until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the nominees for election named below will be unable to serve. The Company’s Bylaws provide that the size of the Board shall be determined from time to time by resolution of the Board, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board. The Board has fixed the number of directors at five (5).

The five (5) nominees for Director are:

Name	Age	Position
Victor Huang	57	Chairman and CEO
Mark E. Scott	73	CFO, Secretary and Treasurer; Director Nominee
Louis Lebedin	68	Director
Amit Mital	57	Director
_______________	__	Director Nominee

The Director nominees were recommended by our nominating and corporate governance committee and the independent members of the Board. The section titled “Directors and Executive Officers” of this Proxy Statement contains information about the experience and qualifications that caused the nominating and corporate governance committee, the independent members of the Board and the Board to determine that these nominees should serve as directors of the Company.

We believe that each director nominee possesses attributes that qualify him to serve as a member of our Board, as set forth in their biographies in the section titled “Directors and Executive Officers” of this Proxy Statement. Each has extensive experience in the technology industry, including, but not limited to, developing technology companies, strategic partnership relationships, cybersecurity strategies, finance and public company reporting and general business skills in the technology industry.

If, for any reason, any director nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, five (5) directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of the director. Abstentions and broker non-votes also will not have any effect on the outcome of the election of the director.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR The Election of All Five (5) Director Nominees Listed Above

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected BPM LLP (“BPM”), an independent registered public accounting firm, to audit the books and financial records of the Company for the fiscal year ending December 31, 2026. The Company is asking its stockholders to ratify the appointment of BPM as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

A representative of BPM is expected to attend the Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended December 31, 2025, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM to perform an annual audit of our financial statements for the fiscal years ended December 31, 2025 and 2024. The following is the breakdown of aggregate fees for the last two fiscal years. Another tax firm prepares our tax returns.

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Audit fees	$246,052	$281,375
Tax fees	-	-
All other fees	51,863	159,265

	$297,915	$440,640

“Audit Fees” are fees paid for professional services for the audit and quarterly reviews of our financial statements.

“Tax Fees” are fees primarily for tax compliance in connection with filing U.S. income tax returns.

“All other fees” related to the reviews of Registration Statements on Form S-1.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the shares of capital stock present or represented by proxy and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal No. 2. Broker non-votes are not expected to exist for this matter because this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

Board Recommendation

Your Board Recommends That Stockholders Vote

FOR

Ratification of the appointment of BPM LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

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AUDIT COMMITTEE REPORT

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by PCAOB Auditing Standards No. 1301, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on February 17, 2026.

Audit Committee of the Board of Directors,

Amit Mital, Chairperson

Peeyush Ranjan

Louis Lebedin

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PROPOSAL 3

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA

General Information

We are asking the stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”), by means of a plan of conversion (the “Plan of Conversion”), in substantially the form attached to the accompanying Proxy Statement as Annex A, pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Chapter 92A of the Nevada Revised Statutes (the “NRS”), including approval of the Plan of Conversion and the Articles of Incorporation (the “Nevada Articles”) and the Bylaws (the “Nevada Bylaws”) of Airship AI Holdings, Inc. as a Nevada corporation, in substantially the forms attached to this Proxy Statement as Annex B and Annex C, respectively. On [●], 2026, the Board unanimously approved the Reincorporation and the Reincorporation Documents, determined that the Reincorporation is advisable and in the best interests of the Company and its stockholders, and recommended that stockholders approve the Reincorporation.

Description of the Reincorporation

The Reincorporation would be effected by converting the Company from a Delaware corporation into a Nevada corporation pursuant to the Plan of Conversion. Following the Reincorporation, the Company’s internal affairs will be governed by the NRS, the Nevada Articles and the Nevada Bylaws, rather than by the DGCL, our current certificate of incorporation (the “Delaware Charter”) and our current bylaws (the “Delaware Bylaws”). The following summary is qualified in its entirety by reference to the Plan of Conversion, the Nevada Articles and the Nevada Bylaws, which we encourage you to read carefully.

What the Reincorporation Will and Will Not Change

The Reincorporation will change the law governing the Company’s corporate affairs and its charter documents. It will not change the Company’s name, business, management, employees, fiscal year, assets, liabilities or net worth (other than as a result of the costs of the Reincorporation), the location of its principal executive offices in Redmond, Washington, or the members of the Board or its committees (other than as discussed in this Proxy Statement). The Company will continue to exist as the same entity, and all of its rights, property, debts, liabilities and obligations will remain with the Company as a Nevada corporation.

At the effective time of the Reincorporation (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.0001 per share, will automatically convert into one outstanding share of common stock of the Nevada corporation, par value $0.0001 per share. Stockholders will not need to exchange their stock certificates or take any other action. Our common stock will continue to trade on The Nasdaq Stock Market under the symbol “AISP” and the CUSIP number will change. Each outstanding option, warrant, stock appreciation right and other right to acquire shares of the Company’s common stock, including awards under the 2023 Plan, the 2022 Plan and the SAR Plan, will continue on the same terms, except that it will relate to shares of the Nevada corporation.

Reasons for the Reincorporation

After careful consideration, our Board concluded that the Reincorporation will benefit the Company and its stockholders for several reasons, including the following:

•

Lower Annual Franchise Taxes and Filing Fees. Nevada imposes substantially lower annual franchise taxes and filing fees on Nevada corporations than the State of Delaware imposes on Delaware corporations. The Company’s annual Delaware franchise tax and annual report fee for the fiscal year ended December 31, 2025 was approximately $50,000 and we incurred other fees of $25,000. Following the Reincorporation, the Company expects to incur a Nevada annual business license fee of $500 and a Nevada annual list of officers and directors filing fee of $150 (an aggregate of $650 per year), plus modest filing fees for any further charter amendments, which the Board estimates will result in annual cost savings of approximately $74,350 based on the Company’s current size. In addition, the one-time Nevada Secretary of State filing fee for the Nevada Articles, based on the proposed authorized capital stock of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock, is expected to be $175. While these savings represent only a modest portion of the Company’s overall operating expenses, the Board believes that these savings are meaningful for a smaller reporting company at the Company’s current stage of development.

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•

Statutory Flexibility for Proportional Recapitalization Actions. Nevada law affords the Board greater flexibility than Delaware law to effect certain proportional recapitalization actions, particularly reverse stock splits. Under NRS 78.207, the board of directors of a Nevada corporation may, by resolution and without further stockholder approval, change the number of authorized shares of a class or series, provided that the change is accompanied by a proportional change in the number of issued and outstanding shares of the same class or series (such as a stock split or reverse stock split coupled with a proportional adjustment to the authorized share count). Because the proposed Nevada Articles do not opt out of NRS 78.207, this default Nevada authority will be available to the Board following the Reincorporation. Under the DGCL, a stock split or reverse stock split must be effected by an amendment to the Delaware Charter. DGCL Section 242(d) provides that (i) a forward stock split, together with a proportionate increase in authorized shares, generally may be effected without a stockholder vote, so long as the common stock is the only class of stock outstanding and is not divided into series, and (ii) a reverse stock split may be approved by a majority of the votes cast at a stockholder meeting, so long as the common stock remains listed on a national securities exchange and continues to meet the exchange’s listing requirements after the reverse split. The Board believes that the availability of NRS 78.207 will benefit the Company and its stockholders by allowing the Board to respond quickly and cost-effectively to recapitalization considerations, such as effecting a proportional reverse stock split to regain compliance with the Nasdaq minimum bid price requirement, without the cost and delay of calling and holding a stockholder meeting for that limited purpose. Stockholders should be aware that this represents an expansion of the Board’s authority, and a corresponding reduction in stockholder approval rights, compared to the Company’s current Delaware framework. Stockholder approval will continue to be required under Nevada law for any change in authorized shares that is not accompanied by a proportional change in issued and outstanding shares, as discussed below under “Comparison of Stockholder Rights Under Delaware and Nevada Law — Stockholder Vote Required for Disproportionate Changes to Authorized Shares.”

•

Officer Exculpation. Under NRS 78.138(7), unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven both that the act or failure to act constituted a breach of his or her fiduciary duties and that the breach involved intentional misconduct, fraud or a knowing violation of law. By contrast, the officer exculpation permitted under recent amendments to Section 102(b)(7) of the DGCL is, in certain respects, narrower than the protection afforded to officers under Nevada law (for example, the Delaware officer exculpation provision does not apply to claims brought by or in the right of the corporation, such as derivative claims). The practical effect for stockholders is that, following the Reincorporation, it may be more difficult for the Company or its stockholders to recover monetary damages from officers of the Company for breaches of fiduciary duty than is currently the case under Delaware law. The Board believes that the broader exculpation available to officers under Nevada law will assist the Company in attracting and retaining qualified officers as it continues to grow.

Certain Considerations and Potential Disadvantages of the Reincorporation

Stockholders should be aware that Nevada law, in a number of respects, may provide fewer rights and protections to stockholders than Delaware law, and that Nevada law is generally regarded as more protective of directors and officers and more favorable to management than Delaware law. Stockholders should carefully consider the following potential disadvantages of the Reincorporation, together with the comparison of stockholder rights set forth below, before voting on Proposal 3.

•

Fiduciary Duty and Liability Standards. Nevada has codified the fiduciary duties of directors and officers and the standard for individual liability at NRS 78.138. Under Nevada law, a director or officer generally is not individually liable to the corporation or its stockholders for damages unless it is proven both that the director’s or officer’s act or failure to act constituted a breach of fiduciary duty and that the breach involved intentional misconduct, fraud or a knowing violation of law. This statutory standard is generally regarded as more protective of directors and officers, and as making it more difficult for stockholders to hold directors and officers individually liable for breaches of fiduciary duty, than the fiduciary duty principles developed under Delaware common law.

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•

Exculpation of Officers. As described above under “Reasons for the Reincorporation,” the proposed Nevada Articles exculpate officers from personal liability for damages for breach of fiduciary duty to a greater extent than the Company’s current Delaware Charter. This may make it more difficult for the Company or its stockholders to recover monetary damages from officers.

•

Removal of Directors. Under Delaware law, directors of a corporation without a classified board generally may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote. Under NRS 78.335, the removal of a director generally requires the affirmative vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. As a result, following the Reincorporation, it will be more difficult for stockholders to remove a director.

•

Stockholder Action by Written Consent. Unlike the Delaware Charter, the Nevada Articles permit holders of a majority of the voting power to act by written consent without a meeting, which could allow significant stockholders to take action without a meeting or the participation of other stockholders.

•

Derivative Litigation. Nevada law and Nevada courts impose certain requirements and standards applicable to derivative litigation, and the codified liability standard under NRS 78.138 applies in the derivative context. Together with the exculpation and indemnification provisions of the Nevada Articles and the new Nevada bylaws, these standards may make it more difficult for stockholders to pursue derivative claims on behalf of the Company against directors and officers, and to recover damages if such claims are pursued, than under Delaware law.

•

Less Developed Body of Case Law. Delaware has a well-developed body of corporate case law, construed by a specialized court of equity (the Delaware Court of Chancery), that provides a comparatively high degree of predictability with respect to corporate legal affairs. Nevada’s body of corporate case law is less extensive and less frequently construed by the courts, which may result in less predictability as to the outcome of certain corporate legal disputes.

•

Anti-Takeover Statutes. As described in the comparison table below, the proposed Nevada Articles do not opt out of Nevada’s Control Share Statute (NRS 78.378 to 78.3793) or Combinations Statute (NRS 78.411 to 78.444). These statutes, like Delaware’s business combination statute, may have the effect of discouraging, delaying or preventing a change in control of the Company, which could deprive stockholders of opportunities to sell their shares at a premium.

•

No Appraisal or Dissenters’ Rights; Transaction Costs. As described below under “No Appraisal Rights,” stockholders will not have statutory appraisal or dissenters’ rights in connection with the Reincorporation. In addition, the Company will incur one-time costs in connection with the Reincorporation, including filing fees, legal and other professional fees and other transaction costs.

The Board considered these potential disadvantages, together with the differences between Delaware and Nevada law summarized in the comparison table below, and concluded that, on balance, the anticipated benefits of the Reincorporation outweigh these potential disadvantages. Stockholders may weigh these considerations differently than the Board.

Interests of Directors and Executive Officers in the Reincorporation

Our directors and executive officers have interests in the Reincorporation that may be different from, or in addition to, those of stockholders generally, because the Reincorporation would extend to them the more protective liability, exculpation and indemnification provisions of Nevada law described below under “Comparison of Stockholder Rights Under Delaware and Nevada Law.” The Board was aware of these interests and considered them in approving the Reincorporation and recommending that stockholders vote in favor of it.

Mechanics of the Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of conversion filed with the Secretary of State of Delaware and the articles of conversion, together with the Nevada Articles, filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Delaware Secretary of State and the Nevada Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Board may delay or terminate and abandon the Reincorporation, or amend the Plan of Conversion, at any time prior to the effective time of the Reincorporation, including after stockholder approval, if the Board determines for any reason that doing so is advisable or in the best interests of the Company and its stockholders.

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Comparison of Stockholder Rights Under Delaware and Nevada Law

Following the Reincorporation, the rights of our stockholders will be governed by the NRS, the proposed Nevada Articles and the Nevada Bylaws rather than by the DGCL, our current Delaware Charter and Delaware Bylaws.

Other than as expressly described in this Proposal 3 (including in the table below summarizing certain material differences between Delaware and Nevada law and in the Nevada Articles and Nevada Bylaws), and other than such changes as are necessary or appropriate to conform the Company’s charter and bylaws to Nevada law and to the requirements of the NRS, the Nevada Articles and the Nevada Bylaws are substantially similar to the Delaware Charter and the Delaware Bylaws.

The table below summarizes certain material differences between the rights of our stockholders under Delaware law and under Nevada law. This summary is not intended to be complete and is qualified in its entirety by reference to the DGCL, the NRS, the Delaware Charter, the Delaware Bylaws, the Nevada Articles and the Nevada Bylaws.

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Subject	Delaware (Current)	Nevada (Following the Reincorporation)
Authorized Capital Stock	200,000,000 shares of common stock ($0.0001 par value); 5,000,000 shares of preferred stock (no par value).	200,000,000 shares of common stock ($0.0001 par value); 5,000,000 shares of preferred stock (no par value). See the Nevada Articles attached as Annex B.
Stockholder Vote Required for Proportional Stock Splits and Reverse Stock Splits

A stock split or reverse stock split must be effected through an amendment to the Delaware Charter. Under DGCL Section 242(d), (i) a forward stock split of our common stock, with a proportionate increase in authorized shares, may be effected by the Board without a stockholder vote, so long as our common stock is the only class outstanding and is not divided into series, and (ii) a reverse stock split requires stockholder approval at a meeting, by a majority of the votes cast, so long as our common stock is listed on a national securities exchange and will continue to meet the listing requirements after the reverse split. Otherwise, approval of a majority of the outstanding shares entitled to vote is required.

Under NRS 78.207, the Board may, by resolution and without further stockholder approval, change the number of authorized shares of a class or series, provided that the change is accompanied by a proportional change in the number of issued and outstanding shares of the same class or series. As a result, the Board will be able to effect a forward stock split or reverse stock split that is coupled with a proportional adjustment to the authorized share count without further stockholder approval. The Nevada Articles do not opt out of NRS 78.207.

Director Fiduciary Duties	Directors of Delaware corporations are subject to the fiduciary duties of care and loyalty established under Delaware common law.

Directors of Nevada corporations are subject to fiduciary duties codified at NRS 78.138(1), which provides that directors are to act in good faith, on an informed basis, and with a view to the interests of the corporation.  NRS 78.138(3) provides that directors are presumed to have acted in good faith and in conformity to the requirements of NRS 78.138(1).

Director and Officer Exculpation

DGCL Section 102(b)(7) permits exculpation of directors and certain senior officers for breaches of the duty of care, subject to certain exceptions. Our Delaware Charter (Article IX) exculpates our directors and our officers.

NRS 78.138(7) provides that directors and officers are not individually liable to the corporation or its stockholders for damages for any act or failure to act unless the presumption of good faith under NRS 78.138(3) is rebutted and it is proven that the act or failure to act constituted a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of law. The Nevada Articles include officer exculpation provisions consistent with this standard.

Stockholder Vote Required for Disproportionate Changes to Authorized Shares

Under the Delaware Charter (Article V(A)(2)(b)), subject to the rights of any holders of any outstanding series of preferred stock, the number of authorized shares of our common stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote, irrespective of the requirement of DGCL Section 242(b)(2) that the holders of the class affected vote separately as a class. As a result, the Company can increase or decrease its authorized common stock without obtaining a separate class vote of the affected class.

Under NRS 78.2055, any future decrease in the number of authorized shares of any class or series of stock that is not accompanied by a proportional adjustment to issued and outstanding shares will require the affirmative vote of the stockholders of the affected class or series.

Amendment to Articles of Incorporation/Increase or Decrease of Authorized Shares

Under DGCL Section 242(b), an amendment to the certificate of incorporation generally must be approved by the Board and by a majority of the outstanding stock entitled to vote thereon. Any class adversely affected by the amendment also votes separately as a class, except that our Delaware Charter eliminates the separate class vote for increases or decreases in the authorized common stock. Under DGCL Section 242(d), (i) a forward stock split, and a proportionate increase in authorized shares, of a class that is the only class outstanding and is not divided into series may be effected without a stockholder vote, and (ii) for a class listed on a national securities exchange, an increase or decrease in authorized shares or a reverse stock split, provided the class continues to meet the listing requirements of such exchange after the amendment, may be approved by a majority of the votes cast.

Amendments to the articles of incorporation generally must be proposed by the board of directors and, except for amendments related solely to an increase or decrease of authorized shares of a publicly traded company, be approved by a majority of the voting power of the affected class or series.  With respect to publicly traded companies, if the amendment relates solely to an increase or decrease of the corporation’s authorized shares, the amendment must be approved by stockholders of the affected class or series.

Removal of Directors	DGCL Section 141(k) generally permits removal of directors of a non-classified board with or without cause by the holders of a majority of the outstanding voting shares.

NRS 78.335 generally requires the affirmative vote of not less than two-thirds (2/3) of the voting power of the stockholders to remove a director, although the articles may provide for a higher voting threshold but not a lower one.

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Stockholder Action by Written Consent

DGCL Section 228 permits stockholders to take action by written consent of holders of the minimum number of votes necessary to authorize such action, unless prohibited by the certificate of incorporation. The Delaware Charter provides that, while the Company is not a controlled company, stockholder action must be effected at an annual or special meeting (and may not be taken by written consent).

The Nevada Articles permit stockholders to take action by written consent in accordance with NRS 78.320(2), which provides that, unless the articles of incorporation or bylaws provide otherwise, stockholder action may be taken without a meeting if the written consent is signed by stockholders holding at least a majority of the voting power. The Nevada Articles and Nevada Bylaws do not impose a higher threshold and accordingly preserve the NRS 78.320(2) majority default.

Special Meetings of Stockholders	Our Delaware Bylaws provide that special meetings of stockholders may be called only by the Board, the Chairperson of the Board, the Chief Executive Officer or the President.

Our Nevada Bylaws provide that special meetings of stockholders may be called only by the Board, the Chairperson of the Board, the Chief Executive Officer or the President, consistent with our current practice.

Statutory Anti-Takeover Provisions

DGCL Section 203 generally restricts certain business combinations with interested stockholders for a period of three years after the time such stockholder becomes an interested stockholder, unless certain conditions are met.

NRS 78.378 to 78.3793 (the “Control Share Statute”) generally restricts the voting rights of “controlling interest” acquired in a “control share acquisition,” unless approved by a majority of disinterested stockholders. A “controlling interest” is defined as acquisition of shares that allow the acquiring person to vote one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power of the corporation.  A corporation may opt out of the application of the Control Share Statute if provided in its articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest.  Neither the Nevada Articles nor the Nevada Bylaws opt out of these provisions.

NRS 78.411 to 78.444 (the “Combinations Statute”) generally prohibits certain combinations with interested stockholders for two years after the date the stockholder becomes an interested stockholder, with prohibitions continuing thereafter unless certain conditions are met.  A corporation may opt out of the Combinations Statute if provided in its articles of incorporation.  The Nevada Articles do not opt out of these provisions.

Forum Selection

Our Delaware Charter designates the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder claims and the U.S. federal district courts as the exclusive forum for Securities Act claims.

The Nevada Articles designate (i) the Eighth Judicial District Court in Clark County, Nevada (or, if that court does not have jurisdiction, the U.S. District Court for the District of Nevada) as the exclusive forum for internal corporate claims and (ii) the U.S. federal district courts as the exclusive forum for Securities Act claims.

Indemnification

DGCL Sections 145(a) and 145(b) permit indemnification of directors, officers, employees and agents. Our Delaware Charter and Delaware Bylaws provide for indemnification to the full extent permitted by Delaware law.

NRS 78.7502 and 78.751 permit indemnification of directors, officers, employees and agents. The Nevada Articles and Nevada Bylaws provide for indemnification of directors, officers, employees and agents to the fullest extent permitted by Nevada law.

Appraisal Rights	DGCL Section 262 provides for statutory appraisal rights in connection with certain mergers and consolidations and conversions under Section 266, subject to a market-out exception for listed shares.	NRS 92A.300 through 92A.500 generally provide for dissenters’ rights in connection with certain mergers, conversions and other corporate actions, subject to certain market-out exceptions.

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No Appraisal Rights

Because our common stock is listed on The Nasdaq Stock Market and stockholders will receive shares of the Nevada corporation pursuant to the Plan of Conversion, holders of our common stock will not be entitled to appraisal rights under Section 262 of the DGCL in connection with the Reincorporation.

Certain U.S. Federal Income Tax Consequences

The Reincorporation is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Assuming it so qualifies, stockholders generally will not recognize gain or loss as a result of the Reincorporation, and each stockholder’s tax basis and holding period in the shares of the Nevada corporation will be the same as in the shares converted. Stockholders should consult their own tax advisors regarding the tax consequences of the Reincorporation in light of their particular circumstances.

Accounting Treatment and Regulatory Approvals

The Reincorporation will be accounted for as a change in legal domicile and will have no effect on the Company’s consolidated financial statements, other than the costs incurred. The Company is not aware of any regulatory approvals required to complete the Reincorporation other than the filings with the Secretaries of State of Delaware and Nevada described above.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock, entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal No. 3.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR The Approval of the Company’s Reincorporation from Delaware to Nevada, including approval of the Plan of Conversion, Nevada Articles and Nevada Bylaws

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OTHER INFORMATION

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is being made available to our stockholders along with this Proxy Statement at www.[●]. Stockholders may request a printed copy of the Annual Report, free of charge, by following the instructions in the Notice.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2027 Annual Meeting, they must have been received by us no later than [•]. Such proposals should be directed to Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2027 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting. Because our 2026 Annual Meeting is scheduled for December 17, 2026, this means that such notice for the 2027 Annual Meeting of Stockholders must be received not earlier than the close of business on August 19, 2027 and not later than the close of business on September 18, 2027. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting was first made by the Company.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2027 annual meeting, no later than October 18, 2027). If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2027 Annual Meeting and the 10th calendar day following the date on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

32

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials,  with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also promptly deliver a separate copy of this Proxy Statement, the Annual Report or the Notice to any stockholder at a shared address to which a single copy was delivered upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Airship AI Holdings, Inc., Secretary, 8210 154th Ave NE, Redmond, WA 98052, by registered, certified or express mail or by calling the Company at (877) 462-4250.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

33

ANNEX A

PLAN OF CONVERSION

OF

Airship AI Holdings, Inc.

(a Delaware corporation)

TO

Airship AI Holdings, Inc.

(a Nevada corporation)

Adopted Pursuant to Section 266 of the

Delaware General Corporation Law

and NRS 92A.195 and NRS 92A.205 of the

Nevada Revised Statutes

RECITALS

WHEREAS, Airship AI Holdings, Inc. (the “Company”) is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on December 20, 2023 by the filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware;

WHEREAS, the Company desires to convert from a Delaware corporation to a Nevada corporation (the “Conversion”) pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and NRS 92A.195, NRS 92A.205, and NRS 92A.250 of the Nevada Revised Statutes (the “NRS”);

WHEREAS, the board of directors of the Company (the “Board”) has determined that the Conversion is advisable and in the best interests of the Company and its stockholders and has adopted a resolution approving the Conversion, approved this Plan together with that resolution, and recommended approval thereof by the stockholders of the Company;

WHEREAS, the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon have approved the Conversion and this Plan in accordance with Section 266(b) of the DGCL and applicable Nevada law at an annual meeting of stockholders duly called and held on December 17, 2026; and

WHEREAS, this Plan sets forth the terms and conditions of the Conversion in accordance with Section 266 of the DGCL and NRS 92A.105, NRS 92A.195, and NRS 92A.205;

NOW, THEREFORE, the Company hereby adopts the following Plan of Conversion:

Page 1

ARTICLE I

CONSTITUENT AND RESULTING ENTITIES

1.

Constituent Entity.The constituent entity in the Conversion is Airship AI Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Constituent Entity”). The Constituent Entity was incorporated on December 20, 2023 by the filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware. The file number assigned to the Constituent Entity by the Delaware Secretary of State is 2801701.

2.

Resulting Entity.The resulting entity following the Conversion shall be Airship AI Holdings, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Resulting Entity”). Upon the effectiveness of the Conversion, the Resulting Entity shall be governed by the Nevada Revised Statutes, Chapter 78.

3.

Same Entity.In accordance with Section 266(f) of the DGCL and NRS 92A.250, the Resulting Entity shall be deemed to be the same entity as the Constituent Entity for all purposes under the laws of the State of Delaware and the State of Nevada. The Conversion shall not be deemed a dissolution of the Constituent Entity.

ARTICLE II

TERMS AND CONDITIONS OF THE CONVERSION

4.

Conversion. On the Effective Date (as defined below), the Constituent Entity shall convert from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and NRS 92A.195 and NRS 92A.205.

5.

Effective Date. The Conversion shall become effective upon the later of (a) the filing of the Certificate of Conversion with the Secretary of State of the State of Delaware, and (b) the filing of the Articles of Conversion, together with the Articles of Incorporation of the Resulting Entity, with the Secretary of State of the State of Nevada (the “Effective Date”), or such later date and time as may be specified in such filings, which shall not be more than ninety (90) days after the date of filing.

6.	Effects of the Conversion. On and after the Effective Date:

Page 2

(a)	The Constituent Entity shall cease to exist as a corporation organized under the laws of the State of Delaware;

(b)

The Resulting Entity shall thereafter be a corporation organized and existing under the laws of the State of Nevada, and the directors and officers of the Constituent Entity shall continue in office in the same respective capacities, subject to the Articles of Incorporation and Bylaws of the Resulting Entity;

(c)

All rights, privileges, and powers of the Constituent Entity, and all property, real, personal, and mixed, and all debts due to the Constituent Entity, as well as all other things and causes of action belonging to the Constituent Entity, shall remain vested in, and be the property of, the Resulting Entity;

(d)

All rights of creditors and all liens upon any property of the Constituent Entity shall be preserved unimpaired, and all debts, liabilities, and duties of the Constituent Entity shall remain attached to the Resulting Entity and may be enforced against it to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Resulting Entity;

(e)

Any action or proceeding pending by or against the Constituent Entity may be continued as if the Conversion had not occurred, or the Resulting Entity may be substituted in the proceeding for the Constituent Entity; and

(f)	Neither the rights of creditors nor any liens upon the property of the Constituent Entity shall be impaired by the Conversion.

ARTICLE III

TREATMENT OF SHARES

7.

Conversion of Shares. On the Effective Date, each share of capital stock of the Constituent Entity issued and outstanding immediately prior to the Effective Date shall, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid, and nonassessable share of the corresponding class and series of capital stock of the Resulting Entity having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as the shares of the Constituent Entity being converted. Without limiting the foregoing:

(a)

Each share of Common Stock, par value $0.0001 per share, of the Constituent Entity issued and outstanding immediately prior to the Effective Date shall be converted on a one-for-one basis into one (1) share of Common Stock of the Resulting Entity, par value $0.0001 per share (the “Nevada Common Stock”);

(b)

Each share of Preferred Stock, par value $0.0001 per share, of the Constituent Entity issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of Preferred Stock, par value $0.0001 per share, of the Resulting Entity;

Page 3

8.

Outstanding Certificates and Book-Entry Shares. Each certificate or book-entry notation evidencing shares of capital stock of the Constituent Entity outstanding immediately prior to the Effective Date shall, from and after the Effective Date, be deemed for all purposes to evidence ownership of and to represent the corresponding shares of capital stock of the Resulting Entity into which such shares have been converted. Each holder of record of shares of capital stock of the Constituent Entity may, but shall not be required to, surrender certificates representing shares of the Constituent Entity in exchange for new certificates or book-entry notations representing shares of the Resulting Entity.

9.

Stock Plans and Equity Awards. On the Effective Date, each outstanding warrant, option, restricted stock unit, or other right to acquire or receive shares of capital stock of the Constituent Entity (collectively, “Equity Awards”), whether or not vested, shall be continued, assumed, and converted, as applicable, by the Resulting Entity into an equivalent warrant, option, restricted stock unit, or other right to acquire or receive equivalent shares of Nevada Common Stock or the corresponding class or series of capital stock of the Resulting Entity, on the same terms and conditions, including vesting and exercise provisions. Each equity compensation plan of the Constituent Entity, including the Airship AI Holdings, Inc. 2023 Equity Incentive Plan, shall continue in effect with respect to equivalent Nevada securities, and all references in any such plan to the Constituent Entity or its capital stock shall be deemed to refer to the Resulting Entity and its corresponding capital stock. The number of shares subject to, and the exercise price (if any) of, each such Equity Award shall remain unchanged.

10.	Appraisal Rights. No appraisal rights should be available to stockholders in connection with the Conversion, subject to confirmation under Section 262 of the DGCL.

ARTICLE IV

GOVERNING DOCUMENTS OF THE RESULTING ENTITY

11.	Articles of Incorporation. The Articles of Incorporation of the Resulting Entity shall be in the form attached hereto as Exhibit A, which is incorporated herein by reference.

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12.	Bylaws. The Bylaws of the Resulting Entity shall be in the form attached hereto as Exhibit B, which is incorporated herein by reference.

ARTICLE V

MODE OF CARRYING THE CONVERSION INTO EFFECT

13.

Delaware Filings. As soon as practicable after the approval of this Plan by the stockholders of the Constituent Entity, the Company shall cause to be filed with the Secretary of State of the State of Delaware a Certificate of Conversion in accordance with Section 266 of the DGCL, together with all applicable fees. The Company shall ensure that all Delaware franchise taxes due and payable through the effective month of the Conversion have been paid and all annual reports, including any final annual report, have been filed with the State of Delaware in accordance with Section 277 of the DGCL.

14.

Nevada Filings. Concurrently with or promptly after the filing of the Certificate of Conversion with the State of Delaware, the Company shall cause to be filed with the Secretary of State of the State of Nevada Articles of Conversion in accordance with NRS 92A.205, together with the Articles of Incorporation of the Resulting Entity and all applicable fees.

15.

Additional Actions. The officers of the Company are hereby authorized and directed to execute and deliver all such documents and instruments, and to take all such further actions, as may be necessary or appropriate to effectuate the Conversion and to carry out the purposes and intent of this Plan, including without limitation making any filings or registrations required by applicable state or federal laws.

ARTICLE VI

MISCELLANEOUS

16.

Amendment and Abandonment. Before the Articles of Conversion are filed, this Plan may be amended, modified, or supplemented, and the Conversion may be abandoned, by action of the Board in accordance with NRS 92A.170. After the Articles of Conversion are filed but before any later Effective Date, the Board may terminate the Conversion in accordance with this Plan by causing Articles of Termination to be filed pursuant to NRS 92A.175 and NRS 92A.240. Any amendment after stockholder approval shall be made only if permitted by applicable law without further stockholder approval and does not alter the manner or basis of converting shares or other equity interests or adversely affect the stockholders; otherwise, the required approval shall be obtained. If the Conversion is abandoned or terminated, this Plan shall be void and of no further force or effect.

Page 5

17.

Tax Consequences. It is intended that the Conversion qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and this Plan shall be interpreted and construed in a manner consistent with such intent.

18.

Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (with respect to the Constituent Entity) and the laws of the State of Nevada (with respect to the Resulting Entity), as applicable.

19.

Section 266(k) Restrictions. In accordance with Section 266(k) of the DGCL, if the Constituent Entity was incorporated before August 1, 2022, any provision of its Certificate of Incorporation, or any provision in a voting trust agreement or other written agreement between or among the Constituent Entity and one or more of its stockholders, that was in effect on or before August 1, 2022 and that restricts, conditions, or prohibits the consummation of a merger or consolidation shall be deemed to apply to the Conversion as if it were a merger or consolidation, unless the Certificate of Incorporation or such agreement expressly provides otherwise.

20.	Headings. The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

21.

Severability. If any provision of this Plan is held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of page intentionally left blank; signature page follows.]

Page 6

IN WITNESS WHEREOF, Airship AI Holdings, Inc. has caused this Plan of Conversion to be executed by its duly authorized officer as of [DATE].

Airship AI Holdings, Inc., a Delaware corporation

By:	[NAME]
Title:	[TITLE]

Page 7

EXHIBIT A

ARTICLES OF INCORPORATION OF AIRSHIP AI HOLDINGS, INC.

(A Nevada Corporation)

(attached)

Page 8

EXHIBIT B

BYLAWS OF AIRSHIP AI HOLDINGS, INC.

(A Nevada Corporation)

(attached)

Page 9

ANNEX B

ARTICLES OF INCORPORATION

OF

Airship AI Holdings, Inc.

(A Nevada Corporation)

Filed with the Secretary of State of the State of Nevada

Pursuant to NRS 78.030 and 78.035

The undersigned, acting as the incorporator  of a corporation under Chapter 78 of the Nevada Revised Statutes (“NRS”), hereby adopts the following Articles of Incorporation:

These Articles of Incorporation are filed as the charter document of the resulting domestic entity in connection with the conversion of Airship AI Holdings, Inc., a Delaware corporation, into Airship AI Holdings, Inc., a Nevada corporation, pursuant to NRS 92A.205. Upon effectiveness of the conversion, the conversion is a continuation of the existence of the Delaware corporation, and Airship AI Holdings, Inc. shall be governed by and subject to the laws of the State of Nevada, in accordance with NRS 92A.250.

ARTICLE I

NAME

The name of the corporation is Airship AI Holdings, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The name of the Corporation’s registered agent in the State of Nevada is [REGISTERED AGENT NAME]. The street address of the Corporation’s registered office in the State of Nevada, which is the street address of the registered agent, is [REGISTERED OFFICE STREET ADDRESS], [CITY], Nevada [ZIP CODE].

Page 1

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under NRS Chapter 78.

ARTICLE IV

AUTHORIZED CAPITAL STOCK

1.	Authorized Shares. The total number of shares of capital stock that the Corporation is authorized to issue is [TOTAL NUMBER OF AUTHORIZED SHARES] shares, consisting of:

(a)	200,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”); and

(b)	5,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

2.

Common Stock. Subject to the rights of the holders of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to one (1) vote per share on all matters submitted to a vote of the stockholders of the Corporation. Subject to the prior rights of the holders of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions, if any, as may be declared from time to time by the board of directors in its sole discretion out of funds legally available therefor.

3.

Preferred Stock. The board of directors of the Corporation is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock, and with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series. The powers, preferences, and relative, participating, optional, and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Page 2

ARTICLE V

INCORPORATOR AND INITIAL DIRECTORS

4.	Incorporator. The name and address of the incorporator is as follows:

[INCORPORATOR NAME]
[INCORPORATOR ADDRESS]
[CITY, STATE ZIP CODE]

5.	Initial Directors.The names of the initial directors of the Corporation are as follows:

a. Victor Huang;
b. Mark E. Scott;
c. Louis Lebedin; and
d. Amit Mital,

The address of each directors is c/o Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052.

ARTICLE VI

LIMITATION OF DIRECTOR AND OFFICER LIABILITY

6.

 Limitation of Liability. To the fullest extent permitted by the NRS as it now exists or as it may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Without limiting the foregoing, to the extent permitted by NRS 78.138, no director or officer of the Corporation shall be individually liable for damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

7.

 Effect of Repeal or Modification. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to the effectiveness of such amendment or repeal.

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ARTICLE VII

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

8.

Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the NRS as it now exists or as it may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the NRS permitted the Corporation to provide prior to such amendment), each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), against all liability, loss, and expenses actually and reasonably incurred by such Indemnitee in connection with such Proceeding, including but not limited to attorneys’ fees, judgments, fines, and amounts paid in settlement. The Corporation shall, to the fullest extent not prohibited by the NRS as so amended, pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending any such Proceeding in advance of its final disposition.

9.

Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending or otherwise participating in any Proceeding in advance of its final disposition; provided, however, that such advance payment of expenses shall be made only upon receipt of an undertaking by or on behalf of such Indemnitee to repay all amounts advanced if it shall ultimately be determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified under this Article VII or otherwise.

10.

Other Indemnification. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

11.

Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the NRS.

12.

Non-Exclusivity. The rights to indemnification and advancement of expenses conferred in this Article VII shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, the Articles of Incorporation, the Bylaws, any agreement, vote of stockholders or disinterested directors, or otherwise.

Page 4

ARTICLE VIII

FORUM SELECTION

13.

Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction, the United States District Court for the District of Nevada), shall, to the fullest extent permitted by applicable law, including NRS 78.046, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of these Articles of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine; and (b) the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

14.

Personal Jurisdiction. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VIII.

ARTICLE IX

AMENDMENT

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X

ADDITIONAL PROVISIONS

15.	No Cumulative Voting. There shall be no cumulative voting of shares of any class of capital stock of the Corporation.

16.

Board Authority over Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors of the Corporation is expressly authorized to adopt, amend, alter, or repeal the Bylaws of the Corporation.

17.	Combinations with Interested Stockholders. [The Corporation [elects to/elects not to] be governed by the provisions of NRS 78.411 through 78.444 (Combinations with Interested Stockholders).]

18.	Acquisition of Controlling Interest. [The Corporation [elects to/elects not to] be governed by the provisions of NRS 78.378 through 78.3793 (Acquisition of Controlling Interest).]

[Remainder of page intentionally left blank; signature page follows.]

Page 5

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation as of [DATE].

[INCORPORATOR NAME / AUTHORIZED REPRESENTATIVE]

Address: [ADDRESS LINE 1] [ADDRESS LINE 2] [CITY, STATE ZIP CODE]

Page 6

ANNEX C

BYLAWS

OF

AIRSHIP AI HOLDINGS, INC.

Adopted on [_______], 2026

________________________________________________________

ARTICLE I

OFFICES

1.1. Registered Office. The registered office and registered agent of Airship AI Holdings, Inc. (the “Corporation”) shall be as from time to time set forth in the Corporation’s Articles of Incorporation.

1.2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS’ MEETINGS

2.1. Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Stockholders and certain other persons permitted by the Corporation to attend a meeting of stockholders may participate in the meeting through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other available technology, if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a stockholder or permitted person and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

2.2. Annual Meeting.

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under the Nevada Revised Statutes, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this Section), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

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(c) Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(f) For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, Associated Press, Accesswire, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant Section 13, 14 or 15(d) of the Exchange Act.

2.3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chairman of the Board of Directors, the Chief Executive Officer or the President, or shall be called by any of the foregoing at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

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2.4. Notice of Meetings. Written notice stating (a) the date and time of the meeting, (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the meeting, (c) unless the meeting is to be held solely by remote communication, the physical location of the meeting, and (d) except in the case of the annual meeting, the purpose or purposes for which the meeting is called, must be delivered personally, mailed postage prepaid or delivered as provided in Section 7.1 to each stockholder of record entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting. If mailed, it must be directed to the stockholder at his or her address as it appears upon the records of the Corporation. Without limiting the foregoing, to the extent permitted by NRS 78.370(9), the Corporation may satisfy applicable notice requirements through the timely filing of a proxy statement or amendment thereto pursuant to Section 14(a) of the Exchange Act.

2.5. Quorum; Adjournment. At all meetings of the stockholders, the presence in person or by proxy of the holders of one-third of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If a meeting of stockholders is adjourned, notice of the following information need not be delivered if the information is announced at the meeting at which the adjournment is taken: (a) the date and time of the adjourned meeting; (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the adjourned meeting; and (c) unless the adjourned meeting is to be held solely by remote communication, the physical location of the adjourned meeting. If a new record date is fixed for an adjourned or postponed meeting, notice of the adjourned or postponed meeting must be delivered to each stockholder of record as of the new record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.6. Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation. When a quorum is present at any meeting of the Corporation’s stockholders, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting for directors shall be in accordance with Section 3.2 of these Bylaws.

2.7. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, a stockholder may sign a writing authorizing another person or persons to act for him or her as proxy. Any copy, communication by electronic transmission or other reliable reproduction of the writing may be substituted for the original writing for any purpose for which the original writing could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original writing. Except as otherwise provided below, no such proxy is valid after the expiration of six (6) months from the date of its creation unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. Unless otherwise provided in the proxy, a proxy made irrevocable is revoked when the interest with which it is coupled is extinguished, but the Corporation may honor the proxy until notice of the extinguishment of the proxy is received by the Corporation.

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2.8. Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. If a record date for a meeting of stockholders is not fixed by the Board of Directors, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting. With respect to stockholder action by written consent, the Board of Directors may fix a record date for determining the stockholders entitled to consent to corporate action in writing without a meeting in the manner and within the period prescribed by the NRS 78.350(6). If the Board of Directors does not fix such a record date, the record date shall be determined in accordance with the NRS 78.350(7).

2.9. Action by Consent. Any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE III

BOARD OF DIRECTORS

3.1. Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

3.2. Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

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3.3. Number. The number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.4. Resignation. Any director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board or the Secretary. Such resignation shall be effective upon receipt unless the notice specifies a later effective date.

3.5. Removal. Any director may be removed either for or without cause only by the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

3.6. Vacancies. All vacancies on the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. A director elected to fill a vacancy shall hold office for the remainder of the term of the directorship in which the vacancy occurred and until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal.

3.7. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors. The members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or committee through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a director or committee member, as the case may be, and (b) provide the directors or committee members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or committee members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

3.8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

3.9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer or the President on oral or written notice to each director, given either personally, by telephone, by mail, by facsimile or by e-mail or other electronic transmission at least twenty-four (24) hours prior to the time of the meeting. Special meetings shall be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any director. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

3.10. Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

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3.11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting by written consent in the manner and to the extent permitted by NRS 78.315, as amended from time to time.

3.12. Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.13. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation and such other persons as appointed by the Board of Directors provided at least one member of the Board of Directors serves on such committee, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Articles of Incorporation. Unless the Board of Directors shall otherwise provide, regular meetings of the committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

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ARTICLE IV

OFFICERS

4.1. In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Secretary, and a Chief Financial Officer, who shall serve as the Treasurer of the Corporation unless the Board of Directors appoints a separate Treasurer. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, and one or more Vice Presidents, Assistant Vice Presidents and Assistant Secretaries. Any two or more offices may be held by the same person.

4.2. Subordinate Officers. The Board of Directors may appoint, or may empower the Chairman of the Board of Directors, the Chief Executive Officer, or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors or such delegate may from time to time determine.

4.3. Election and Term. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur.

4.4. Resignation. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

4.5. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

4.6. Duties of Officers.

(a) Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(b) Chief Executive Officer. The powers and duties of the Chief Executive Officer are: (a) to act as the general manager and chief executive officer of the Corporation and, subject to the direction of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and, in the absence of the Chairman of the Board of Directors or if there is no Chairman of the Board of Directors, at all meetings of the Board of Directors; (c) to call meetings of the stockholders and meetings of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and (d) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

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(c) President. The powers and duties of the President are: (a) subject to the authority granted to the Chief Executive Officer, if any, to act as the general manager of the Corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and Board of Directors in the absence of the Chairman of the Board of Directors and the Chief Executive Officer or if there be no Chairman of the Board of Directors or Chief Executive Officer; and (c) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d) Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Chief Financial Officer. The powers and duties of the Chief Financial Officer are: (a) to supervise and control the keeping and maintaining of adequate and correct accounts of the Corporation’s properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital surplus and shares; (b) to have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of the Corporation with such depository as may be designated from time to time by the Board of Directors; (c) to receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the Corporation; (d) to disburse, or cause to be disbursed, all funds of the Corporation as may be directed by the Chief Executive Officer, the President or the Board of Directors, taking proper vouchers for such disbursements; (e) to render to the Chief Executive Officer, the President or to the Board of Directors, whenever either may require, accounts of all transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors or these Bylaws. The Chief Financial Officer may direct the any Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

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(f) Secretary. The powers and duties of the Secretary are: (a) to keep a book of minutes at the principal executive office of the Corporation, or such other place as the Board of Directors may order, of all meetings of its directors and stockholders, whether regular or special, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof; (b) to keep the seal of the Corporation and to affix the same to all instruments which may require it; (c) to keep or cause to be kept at the principal executive office of the Corporation, or at the office of the transfer agent or agents, a record of the stockholders of the Corporation; (d) to keep a supply of certificates for shares of the Corporation, to fill in and sign all certificates issued or prepare the initial transaction statement or written statements for uncertificated shares, and to make a proper record of each such issuance, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; (e) to transfer upon the share books of the Corporation any and all shares of the Corporation, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; and (f) to make service and publication of all notices that may be necessary or proper and without command or direction from anyone. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.7. Divisional and Other Officers Appointed by the Chief Executive Officer or President. The Chief Executive Officer, or President if there is no Chief Executive Officer, shall have the power, in the exercise of his or her discretion, to appoint additional persons to hold positions and titles such as vice president of a division of the Corporation or president of a division of the Corporation, or similar such titles, as the business of the Corporation may require, subject to such limits in appointment power as the Board of Directors may determine. The Board of Directors shall be advised of any such appointment at a meeting of the Board of Directors, and the appointment shall be noted in the minutes of the meeting. The minutes shall clearly state that such persons are non-corporate officers appointed pursuant to this Section. Each such appointee shall have such title, shall serve in such capacity and shall have such authority and perform such duties as the Chief Executive Officer or President shall determine. Appointees may hold titles such as “president” of a division or other group within the Corporation, or “vice president” of a division or other group within the Corporation. However, any such appointee, absent specific election by the Board of Directors as an elected corporate officer, (a) shall not be considered an officer elected by the Board of Directors pursuant to this Article IV and shall not have the executive powers or authority of corporate officers elected pursuant to this Article IV and (b) shall be empowered to represent himself or herself to third parties as a divisional or group vice president or other title permitted, as applicable, only, and shall be empowered to execute documents, bind the Corporation or otherwise act on behalf of the Corporation only as authorized by the Chief Executive Officer or the President or by resolution of the Board of Directors.

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4.8. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

4.9.Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

ARTICLE V

SHARES OF STOCK

5.1. Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records of the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by such officer or officers, or agent or agents, as the Board of Directors may designate, and may bear facsimile signatures to the extent permitted by applicable law.

5.2. Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Nevada Revised Statutes, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 5.1. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder of record the written statement required by NRS 78.235. Thereafter, the Corporation shall provide any confirming statement required by NRS 78.235 within the period prescribed thereby.

5.3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. When a certificate has been lost or apparently destroyed or stolen, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

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5.4. Restrictions on Transfer. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the Corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

5.5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

INDEMNIFICATION

6.1. Directors and Executive Officers. The Corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the Exchange Act) to the fullest extent not prohibited by the Nevada Revised Statutes or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (a) such indemnification is expressly required to be made by law, (b) the proceeding was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Nevada Revised Statutes or any other applicable law or (d) such indemnification is required to be made under Section 6.4.

6.2. Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Nevada Revised Statutes or any other applicable law. With respect to persons other than directors and executive officers, the Board of Directors may delegate to one or more officers or other persons the authority to determine whether and to what extent indemnification shall be provided.

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6.3.Expenses. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding, provided, however, that, if the Nevada Revised Statutes requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.5, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (b) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (c) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

6.4. Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Article VI shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Article VI to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (a) the claim for indemnification or advances is denied, in whole or in part, or (b) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Nevada Revised Statutes or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada Revised Statutes or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

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6.5. Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada Revised Statutes or any other applicable law.

6.6. Survival of Rights. The rights conferred on any person by this Article VI shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.7.Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person whom the Corporation is authorized or required to indemnify to the fullest extent permitted by applicable law.

6.8. Amendments. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

6.9. Saving Clause. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law. If this Article VI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under applicable law.

6.10. Certain Definitions. For the purposes of this Article VI, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b) The term “expenses” shall include, without limitation, attorneys’ fees, retainers, court costs, transcript costs, fees and expenses of experts and witnesses, travel expenses and all other costs and expenses actually and reasonably incurred in connection with a proceeding, but shall not include judgments, fines, penalties or amounts paid in settlement except to the extent expressly provided elsewhere in this Article.

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(c) The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

ARTICLE VII

NOTICES

7.1. Form of Notice. Notices shall be given in accordance with NRS 75.150, as amended from time to time. Whenever required by law, the Articles of Incorporation, or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent. A notice or other communication may also be delivered by electronic transmission if the electronic transmission contains or is accompanied by information from which the recipient can determine the date of the transmission. Unless otherwise agreed between sender and recipient, an electronic transmission is received when it enters an information processing system that the recipient has designated or uses for the purpose of receiving electronic transmissions or information of the type sent and it is in a form ordinarily capable of being processed by that system. Except as otherwise provided by these Bylaws or Chapter 75 of the NRS, any notice or other communication, if in a comprehensible form or manner, is effective at the earliest of the following: (a) if in a physical form, when it is left at the address of a director or stockholder as it appears upon the records of the Corporation, the residence or usual place of business of a director or stockholder or the stockholder’s principal place of business; (b) if mailed by United States mail postage prepaid and correctly addressed to a director or stockholder, upon deposit in the United States mail; or (c) if oral, when communicated.

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7.2. Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

7.3. Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

7.4. Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.2.Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 5.1 of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

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8.3. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, or any Vice President.

8.4. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

8.5. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

8.6. Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

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8.7. Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.8. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.9. Interpretation and Construction. Reference in these Bylaws to any provision of the Nevada Revised Statutes shall be deemed to include all amendments thereof. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Nevada Revised Statutes shall govern the construction of these Bylaws. Without limiting the generality of the forgoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in this Section 8.9, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE IX

ACQUISITION OF CONTROLLING INTEREST

Pursuant to NRS Section 78.378(1), the Corporation elects not to be governed by the provisions of Nevada state law applicable to the acquisition of a controlling interest in the stock of the corporation, as set forth in NRS Sections 78.378 to 78.3793.

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ARTICLE X

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of Chapter 78 or Chapter 92A of the Nevada Revised Statutes or the Articles of Incorporation or these Bylaws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine shall be a state court located within the State of Nevada (or, if no state court located within the State of Nevada has jurisdiction, the federal district court for the District of Nevada), provided, however, that this paragraph shall not apply to any action asserting a claim arising under the Securities Act or the Exchange Act, or to any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Nothing in this Article X shall apply to any action asserting a claim arising under the Exchange Act, including any direct action brought by a stockholder to enforce any liability or duty created by the Exchange Act, or the rules and regulations thereunder, as to which the federal district courts of the United States have exclusive jurisdiction pursuant to Section 27 thereof. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article X. Notwithstanding anything in this Article X to the contrary, no person shall be deemed to have waived compliance with the federal securities laws of the United States or the rules and regulations promulgated thereunder.

ARTICLE XI

ADOPTION, AMENDMENT OR REPEAL OF BYLAWS

11.1. By the Board of Directors. Subject to the Articles of Incorporation and applicable law, the Board of Directors is expressly empowered to adopt, amend, or repeal bylaws of the Corporation.

11.2. By the Stockholders. The stockholders shall also have power to adopt, amend or repeal bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

* * *

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CERTIFICATE OF ADOPTION OF BYLAWS

OF

AIRSHIP AI HOLDINGS, INC.

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Airship AI Holdings, Inc., a Nevada corporation (the “Corporation”), and that the foregoing Bylaws were adopted as the Corporation’s bylaws as of the date hereof by the Corporation’s Board of Directors.

The undersigned has executed this Certificate of Adoption as of [_______], 2026.

Mark E. Scott Secretary

FORM OF PROXY CARD

AIRSHIP AI HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2026

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoints Victor Huang and Mark Scott, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of AIRSHIP AI HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 1:30 p.m., Pacific Time, online at www.[•] (password: [•]) on December 17, 2026, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. This proxy when properly executed will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR” the nominees listed in Item 1 and “FOR” Items 2 and 3 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AIRSHIP AI HOLDINGS, INC.

DECEMBER 17, 2026

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at www.[•]

VOTING INSTRUCTIONS

VOTE BY INTERNET – Use the Internet to vote your proxy at www.[•] and follow the instructions. Have your proxy card available when you access the website, as you will need the 16-digit control number printed on this proxy card.

VOTE BY TELEPHONE – Call toll-free [•] in the United States or [•] from foreign countries and follow the instructions. Have your proxy card available when you call.

Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time, on December 16, 2026.

VOTE BY MAIL – Mark, sign and date this proxy card and return it in the postage-paid envelope provided so that it is received prior to the Annual Meeting.

VOTE DURING THE MEETING – The Annual Meeting will be held entirely online via live webcast. You may attend the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.[•] and entering the 16-digit control number printed on this proxy card. Online check-in will begin at 1:15 p.m., Pacific Time.

If you vote by Internet or telephone, please do not mail your proxy card. Only your latest dated proxy will be counted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” ITEMS 2 AND 3.

1.	Election of Directors:

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:

O Victor Huang

O Mark Scott

O Louis Lebedin

O Amit Mital

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2.	Ratification of the appointment of BPM LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

Approval of the reincorporation of the Company from the State of Delaware to the State of Nevada, including approval of the Plan of Conversion, the Nevada Articles of Incorporation and the Nevada Bylaws of the Company, in substantially the forms attached to the Proxy Statement as Annex A, Annex B and Annex C, respectively; and

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business that may properly come before the Annual Meeting and at any adjournments or postponements thereof.

Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.